Wound Management
Technologies, Inc.

"The clinical results we have observed have validated the science behind the product. I would highly recommend CellerateRX® to any conscientious wound care provider."

Desmond P. Bell, Jr. DPM
President and Co-Founder
"Save A Leg, Save A Life" Foundation


Cellerate RX
Cellerate RX



11/11/2010

Safe Harbor Statement

Statements in this Presentation are made as of the date of this Presentation unless stated otherwise and are subject to change, completion, or amendment without notice. Neither the delivery of this Presentation at any time shall under any circumstances create an implication that the information contained herein is correct as of any time subsequent to such date. Certain market and industry information contained in this Presentation was obtained from industry publications. Industry publications generally indicate that the information contained therein is from sources believed to be reliable, but this information has not been independently verified and no assurance can be given regarding the accuracy and completeness of such information.

In addition, this Presentation includes forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including, but not limited to, product acceptance, economic, competitive, governmental, results of litigation, technological and/or other factors which are outside the control of the Company. Under the Private Securities Litigation Reform Act of 1995, estimates of future performance reflect various assumptions made by the Company that management deemed to be reasonable, but which may or may not prove accurate, as well as the exercise of a substantial degree of judgment by management as to the scope and presentation of such information. No representations or warranties are made as to the accuracy of such statements or estimates of anticipated performance. Actual results and developments may differ materially from those contemplated by these statements depending on such factors as changes in general economic conditions and financial or equity markets, technological changes, and other business risk factors. The Company does not assume, and expressly disclaims, any obligation to update these forward-looking statements.

Wound Management Markets

Wound Management's unique patented CellerateRX® products address the very large and growing advanced wound care markets.

► **The *U.S. Advanced Wound Care Market in 2007 totaled @ $3.0B and is projected to double by 2013***


Total U.S. Advanced Wound Care Market
$ Millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2007
2008
2013
Estimated
Wound care dressings, sealants and anti-adhesion products
Wound healing devices
Source: BCC Research

WNDM

Diabetes – A Worldwide Epidemic, a Prime Market for CellerateRX

- According to the IDF, approximately 285M people will live with diabetes in 2010. WHO projects this to grow to 360M by 2030
- Diabetes affects approximately 24M Americans; 57M are pre-diabetic and likely to develop diabetes within 10 years
- 15%-20% of diabetics will develop at least one ulcer
- There are 82,000 leg amputations due to diabetes every year in the U.S. at a cost of $11.5 Billion
- Diabetes costs the US $174B per year - $116B in direct medical costs. If not curbed, 1 in 3 to 1 in 5 Americans by 2050 (CDC; 10/2010)
- Every 30 seconds somewhere in the world someone loses a leg to diabetes

Wound Care Innovations, LLC

CellerateRX
ACTIVATED COLLAGEN™ (CRXα™)

The CellerateRX® advantage is in the patented, Activated Collagen™ fragments (CRXα™) combined with the properties of the Type I, bovine-sourced, material.

CellerateRX ® provides the wound site with a form of collagen that is unique as it is ready to be used immediately by the body to jump-start wound repair, not just provide structure to the wound bed. Other forms of collagen in commercially available products require time (up to several weeks) for the body to prepare the collagen for use in the wound healing process.

Why CellerateRX?

- **CellerateRX® is available in powder and gel forms**
  - *It is a unique, patented, activated collagen that delivers immediate benefits to the wound*
- **Cost-effective**
  - *Both in product cost and in the cost of labor involved*
- **Biocompatible and biodegradable**
- **Unprecedented range of use in every wound phase and state**
- **Easy to use –** prepare the wound bed, apply product, cover it up. Re-apply as indicated – no need to remove from wound.
- **Reduces Pain**


CellerateRX
ACTIVATED COLLAGEN

CellerateRX® Regulatory Status

- Reimbursed by Medicare Part B
- Regulated as a medical device
  - *CellerateRX® does not require a prescription*
- FDA cleared for all wounds* including:

Pressure Ulcers (stage I – IV)	Diabetic Ulcers
Venous Stasis Ulcers	Traumatic Wounds
Surgical Wounds	1st & 2nd Degree Burns
Ulcers due to Arterial Insufficiency	Superficial Wounds (including skin tears)

**Except 3rd degree burns*

- Certifications in process:
  - ISO 9001:2008/13485:2003/CMDCAS and MDD(CE)
  - Anticipate CE mark in 1Q 2011

Sales Team in Place

- **Poised for Growth:** having completed evidence-based studies , Wound Management developed its sales channel plan and engaged sales and marketing executives in April 2010.
- **Growth from:**
  - Growing brand recognition
  - New direct reps in Florida and Texas
  - Management of independent rep channel
  - Channel partners (wound care centers, nursing homes, etc.)
  - International distribution agreements

WNDM



2010 Estimated USA Total Order Volume YTD

Order Volume	States	% of States In Category
No Orders		
$1 to $500	12	22.60%
$500 to $5,000	17	32.10%
$5,000 to $50,000	7	13.20%
$50,000 to $500,000	2	3.80%

CellerateRX® International Sales Agreements

- **Middle East** (Distributor Signed in 2009)
  - Lebanon (First sale was in 1Q 2010)
  - Pending 2010 Sales: Saudi Arabia, Iran, Dubai, Qatar
- **Europe** (Italy Distributor Signed in 2009, more under discussion)
  - CE registration pending
- **South Africa** (Distributor signed, registration and reimbursement achieved in 3Q 2010)
  - First order in 3Q 2010; other African nations in process
- **Central America** (2 Distributors signed for 5 Countries)
  - First sale in 3Q 2010, others pended
- **Distribution initiatives in development** in South America, China, India, Australia, Israel, The Philippines, the Dominican Republic, Panama, and more

Help for All Ages... More than just Evidence Based Studies



Leona Lake – 99 years old. In 2009 she was seeking help to heal a bad wound from radiation treatment. She went months with no positive results from other products and had to stop her pool exercise. After 5 weeks of using CellerateRX, the wound healed completely and she went back to the pool. "It was like getting my life back again."



Mitchell Moore, 38, was in a terrible accident that left him with a wound the size of a tennis ball for 10 years. His wife found CellerateRX online. Now, after less than a year, the wound is the size of a grape. See his entire story in our April newsletter at www.celleraterx.com

Biotech Pipeline

Resorbable Bone Wax & Bone Void Filler products

- $1.4B Worldwide Bio Materials Market
- Resorbable orthopedic hemostat used to stop blood flow & delivery system for osteogenic / osteoinductive orthopedic products
- Budget is less than $100k to get necessary 510k approvals and to finalize products for market
- Synergistic selling with CellerateRX

Financial Highlights & Projections


7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
-1,000,000
-2,000,000
-3,000,000
Revenue
Net Income

	2009	2010e	2011e
Revenue	288,021	2,000,000	6,000,000
Net Income	(2,302,527)	(500,000)	1,400,000

Management

- **Scott Haire, Chairman/CEO**, has extensive management experience including experience in the healthcare and technology sectors. Prior to Wound Management, he was President of Preferred Payment Systems and CEO of Medbanc Data Corporation.
- **Deborah Jenkins Hutchinson, President, Director** has over 30 years of experience in both healthcare and technology sectors with a successful track record of taking early stage companies from concept to sales. Among these, she is the past President of Healthcare Computer Corporation, past President of pH Solutions, Ltd., and served on numerous health industry boards and committees including the Intel Health Advisory Board and the Health Industry Business Communications Council Board (HIBCC). She is presently a director and advisor for Private Access, Inc.
- **Ronald Mathis, Sr. VP/Marketing & Sales.** Ron brings over 30 years of marketing & sales experience in medical devices, software systems, and pharmaceutical manufacturing. He was CEO of Medical Authorized Representative Inc., Sr. VP at BSI Management Systems, and VP Marketing & Sales at Intertek.

Management, continued

- **Cathy Bradshaw, President**, Wound Care Innovations, LLC Division. Cathy has over 25 years of healthcare management experience in homecare, pharmacy & infusion services, long term care, and DME, including serving as SE Regional VP at Ivonyx, Inc. (home infusion) and Sr. VP of Managed Care/Contracting at Flag Ship Home Health in Florida.
- **Robert Tapales, President** of Secure eHealth, LLC Division. Robert has over 20 years in health management experience having previously served as EVP and COO for several healthcare technology companies, and most recently as EVP for VirtualHealth Technologies, Inc.
- **Barry Constantine, Project Consultant, Quality Manager.** Barry has extensive background in wound care science and product development, worldwide business development, surgical procedures and hemostasis product development. He has authored / co-authored a number of scientific articles in wound healing and is the recipient of several US patents. He has worked for Johnson & Johnson's Research Foundation and Skin Biology Exploratory Research; Sherwood Medical Inc.; Convatec BristolMyers Squibb; and as Director of Product Development for Integra LifeSciences.

Stock Overview

Wound Management Technology, Inc. (WNDM) is a rapidly growing provider of advanced biotechnology products and eHealth technology solutions.

▪ **Symbol:**	**WNDM**
▪ **Exchange:**	**OTC BB**
▪ **Shares Outstanding:**	**35,341,938 (2Q 2010)**
▪ **Estimated Float:**	**3.3M**
▪ **Last Trade:**	**$0.38 (11/09/2010)**
▪ **Market capitalization:**	**$13.43M (11/09/2010)**
▪ **Fiscal Year:**	**December 31**

Wound Management Technologies, Inc.

777 Main Street, Suite 3100
Fort Worth, Texas 76102
USA

+1 (817) 820-7080

www.wmgtech.com
www.celleraterx.com

Deborah Jenkins Hutchinson
djenkins@wmgtech.com